Exhibit (a)(1)(iii)

Letter of Transmittal

Regarding Units in Blackstone Private Equity

Strategies Fund L.P. For Clients of UBS Financial Services Inc.

Tendered Pursuant to the Offer to Purchase

Dated January 2, 2025

The Offer and withdrawal rights will expire on February 3, 2025 and this Letter of Transmittal must be received by

the Fund’s Transfer Agent, either by mail, email or by fax, by 11:59 p.m.,

Eastern Time, on February 3, 2025, unless the Offer is extended

Complete this Letter of Transmittal and follow the Transmittal

Instructions included herein

Dear Unitholders:

The undersigned hereby tenders to Blackstone Private Equity Strategies Fund L.P., a private fund that is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended (the “1940 Act”) and is organized as a Delaware limited partnership (the “Fund”), the limited partnership units in the Fund, either held directly or indirectly through Blackstone Private Equity Strategies Fund (TE) L.P. (the “Feeder”), or portion thereof held by the undersigned, described and specified below, on the terms and conditions set forth in the Offer to Purchase dated January 2, 2025 (the “Offer to Purchase”), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together with the Offer to Purchase constitute the “Offer”). The Tender and this Letter of Transmittal are subject to all the terms and conditions set forth in the Offer to Purchase, including, but not limited to, the absolute right of the General Partner to reject any and all tenders determined by it, in its sole discretion and subject to the Second Amended and Restated Limited Partnership Agreement dated as of March 12, 2024, as amended (the “Limited Partnership Agreement”), not to be in the appropriate form.

The undersigned hereby sells to the Fund the limited partnership units in the Fund or portion thereof tendered hereby pursuant to the Offer.

The undersigned hereby warrants that the undersigned has full authority to sell the limited partnership units in the Fund or portion thereof tendered hereby and that the Fund will acquire good title thereto, free and clear of all liens, charges, encumbrances, conditional sales agreements or other obligations relating to the sale thereof, and not subject to any adverse claim, when and to the extent the same are purchased by it. Upon request, the undersigned will execute and deliver any additional documents necessary to complete the sale in accordance with the terms of the Offer. The undersigned recognizes that under certain circumstances set forth in the Offer, the Fund may not be required to purchase any of the beneficial units of interest in the Fund or portions thereof tendered hereby.

A non-transferable, non-interest bearing promissory note for the purchase price will be issued to the undersigned if the Fund accepts for purchase the units tendered hereby. The undersigned acknowledges that SS&C GIDS, Inc., the Fund’s transfer agent, will hold the promissory note on behalf of the undersigned. The cash payment(s) of the purchase price for the limited partnership units in the Fund or portion thereof of the undersigned, as described in Section 6 “Purchases and Payment” of the Offer to Purchase, shall be wired to the account at your financial intermediary from which your subscription funds were debited.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and the obligation of the undersigned hereunder shall be binding on the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in Section 5 “Withdrawal Rights” of the Offer to Purchase, this tender is irrevocable.

(PAGE 1 of 3)

VALUATION DATE: March 31, 2025

TENDER OFFER EXPIRATION DATE: 11:59 p.m. (Eastern Time), February 3, 2025

PARTS 1, 2, 3, 4, AND 5 MUST BE COMPLETED AND IN GOOD ORDER IN ORDER TO PROCESS YOUR REQUEST

If You Invest In The Fund Through A Financial Intermediary Through Whom You Expect To Have Your Tender Offer Request Submitted, Please Allow For Additional Processing Time As The Letter of Transmittal Must Ultimately Be Received By The Fund’s Transfer Agent No Later Than 11:59 p.m. (Eastern Time) On The Expiration Date.

PLEASE EMAIL, FAX OR MAIL TO THE FUND’S TRANSFER AGENT AT:

Regular Mail:

SS&C GIDS, Inc.

PO Box 219338,

Kansas City, MO 64121-9338

Overnight Mail:

SS&C GIDS, Inc.

430 W 7th St. Suite 219338, Kansas City, MO 64105-1407

Email*: BlackstonePrivateEquity_ai@sscinc.com

*	The above email address is a no-reply inbox, and will not accept secure messages or password protected attachments.

Please submit one order at a time if sending by email.

Fax: (833) 623-2407

PART 1 – NAME (AS IT APPEARS ON YOUR BLACKSTONE PRIVATE EQUITY STRATEGIES FUND L.P. STATEMENT) AND CONTACT INFORMATION

Fund Name:
Fund Account #:
Account Name/Registration:
Address:
City, State, Zip
Telephone Number:
Email Address:
Financial Intermediary Firm Name:
Financial Intermediary Account #:
Financial Advisor Name:
Financial Advisor Telephone #:

PART 2 – REQUESTED TENDER AMOUNT

Please select repurchase type by checking one of the boxes below. If you are requesting a partial repurchase, please provide a number of Units.

☐	Full Repurchase

(PAGE 2 of 3)

☐	Partial Repurchase of # Class I Units (please only provide a number of Units, not a dollar amount)

☐	Partial Repurchase of # Class D Units (please only provide a number of Units, not a dollar amount)

☐	Partial Repurchase of # Class S Units (please only provide a number of Units, not a dollar amount)

PART 3 – REPURCHASE TYPE (Check one, required)

☐ Normal ☐ Death ☐ Disability ☐ Divorce

OTHER TENDER OFFER CONSIDERATIONS

(select only one)

Our Unit repurchase plan contains limitations on the number of units that can be repurchased under the plan during any quarter. In addition to these limitations, we cannot guarantee that we will have sufficient funds to accommodate all repurchase requests made in any applicable repurchase period and we may elect to repurchase fewer units than have been requested in any particular quarter, or none at all. If the number of units subject to repurchase requests exceeds the then applicable limitations, or if we otherwise do not make all requested repurchases, each unitholder’s request will be reduced on a pro rata basis after we have repurchased all units for which repurchase has been requested due to death, disability or divorce. If repurchase requests are reduced on a pro rata basis after we have repurchased all units for which repurchase has been requested due to death, disability or divorce, you may elect (at the time of your repurchase request) to either withdraw your entire request for repurchase or have your request honored on a pro-rata basis. If you wish to have the remainder of your initial request repurchased, you must submit a new repurchase request, in the next repurchase period, for the remaining amount. Please select one of the following options below. If an option is not selected, your repurchase request will be processed on a pro-rata basis, if needed.

☐	Process my repurchase request on a pro-rata basis.

☐	Withdraw (do not process) my entire repurchase request if amount will be reduced on a pro-rata basis.

PART 4 – PAYMENT

Payments will be directed back to the account from which your subscription funds were debited. Contact your financial intermediary or account manager if you have any questions.

PART 5 – SIGNATURE(S)

The undersigned subscriber acknowledges that this request is subject to all the terms and conditions set forth in the Fund’s Memorandum and the Offer to Purchase and all capitalized terms used herein have the meaning as defined in the Fund’s Memorandum. This request is irrevocable except as described in the Offer to Purchase. The undersigned represents that the undersigned is the beneficial owner of the units in the Fund to which this repurchase request relates, or that the person signing this request is an authorized representative of the tendering unitholder. In the case of joint accounts, each joint holder must sign this repurchase request. Requests on behalf of a foundation, partnership or any other entity should be accompanied by evidence of the authority of the person(s) signing.

Signature	Print Name of Authorized Signatory (and Title if applicable)	Date

Signature	Print Name of Authorized Signatory (and Title if applicable)	Date

(PAGE 3 of 3)

Letter of Transmittal

Regarding Units in Blackstone Private Equity

Strategies Fund L.P. For Unadvised Clients

Tendered Pursuant to the Offer to Purchase

Dated January 2, 2025

The Offer and withdrawal rights will expire on February 3, 2025 and this Letter of Transmittal must be received by

the Fund’s Transfer Agent, either by mail, email or by fax, by 11:59 p.m.,

Eastern Time, on February 3, 2025, unless the Offer is extended

Complete this Letter of Transmittal and follow the Transmittal

Instructions included herein

Dear Unitholders:

The undersigned hereby tenders to Blackstone Private Equity Strategies Fund L.P., a private fund that is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended (the “1940 Act”) and is organized as a Delaware limited partnership (the “Fund”), the limited partnership units in the Fund, either held directly or indirectly through Blackstone Private Equity Strategies Fund (TE) L.P. (the “Feeder”), or portion thereof held by the undersigned, described and specified below, on the terms and conditions set forth in the Offer to Purchase dated January 2, 2025 (the “Offer to Purchase”), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together with the Offer to Purchase constitute the “Offer”). The Tender and this Letter of Transmittal are subject to all the terms and conditions set forth in the Offer to Purchase, including, but not limited to, the absolute right of the General Partner to reject any and all tenders determined by it, in its sole discretion and subject to the Second Amended and Restated Limited Partnership Agreement dated as of March 12, 2024, as amended (the “Limited Partnership Agreement”), not to be in the appropriate form.

The undersigned hereby sells to the Fund the limited partnership units in the Fund or portion thereof tendered hereby pursuant to the Offer.

The undersigned hereby warrants that the undersigned has full authority to sell the limited partnership units in the Fund or portion thereof tendered hereby and that the Fund will acquire good title thereto, free and clear of all liens, charges, encumbrances, conditional sales agreements or other obligations relating to the sale thereof, and not subject to any adverse claim, when and to the extent the same are purchased by it. Upon request, the undersigned will execute and deliver any additional documents necessary to complete the sale in accordance with the terms of the Offer. The undersigned recognizes that under certain circumstances set forth in the Offer, the Fund may not be required to purchase any of the beneficial units of interest in the Fund or portions thereof tendered hereby.

A non-transferable, non-interest bearing promissory note for the purchase price will be issued to the undersigned if the Fund accepts for purchase the units tendered hereby. The undersigned acknowledges that SS&C GIDS, Inc., the Fund’s transfer agent, will hold the promissory note on behalf of the undersigned. The cash payment(s) of the purchase price for the limited partnership units in the Fund or portion thereof of the undersigned, as described in Section 6 “Purchases and Payment” of the Offer to Purchase, shall be wired to the account at your financial intermediary from which your subscription funds were debited.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and the obligation of the undersigned hereunder shall be binding on the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in Section 5 “Withdrawal Rights” of the Offer to Purchase, this tender is irrevocable.

(PAGE 1 of 3)

VALUATION DATE: March 31, 2025

TENDER OFFER EXPIRATION DATE: 11:59 p.m. (Eastern Time), February 3, 2025

PARTS 1, 2, 3, 4, and 5 MUST BE COMPLETED AND IN GOOD ORDER IN ORDER TO PROCESS YOUR REQUEST

If You Invest In The Fund Through A Financial Intermediary Through Whom You Expect To Have Your Tender Offer Request Submitted, Please Allow For Additional Processing Time As The Letter of Transmittal Must Ultimately Be Received By The Fund’s Transfer Agent No Later Than 11:59 p.m. (Eastern Time) On The Expiration Date.

PLEASE EMAIL, FAX OR MAIL TO THE FUND’S TRANSFER AGENT AT:

Regular Mail:

SS&C GIDS, Inc. PO Box 219338, Kansas City, MO 64121-9338

Overnight Mail:

SS&C GIDS, Inc. 430 W 7th St. Suite 219338, Kansas City, MO 64105-1407

Email*:

BXPE@blackstone.com

Fax: (833) 623-2407

PART 1 – NAME (AS IT APPEARS ON YOUR BLACKSTONE PRIVATE EQUITY STRATEGIES FUND L.P. STATEMENT) AND CONTACT INFORMATION

Fund Name:
Fund Account #:
Account Name/Registration:
Address:
City, State, Zip
Telephone Number:
Email Address:
Financial Intermediary Firm Name:
Financial Intermediary Account #:
Financial Advisor Name:
Financial Advisor Telephone #:

PART 2 – REQUESTED TENDER AMOUNT

Please select repurchase type by checking one of the boxes below. If you are requesting a partial repurchase, please provide a number of Units.

☐	Full Repurchase

☐	Partial Repurchase of # Class I Units (please only provide a number of Units, not a dollar amount)

☐	Partial Repurchase of # Class D Units (please only provide a number of Units, not a dollar amount)

☐	Partial Repurchase of # Class S Units (please only provide a number of Units, not a dollar amount)

(PAGE 2 of 3)

PART 3 – REPURCHASE TYPE (Check one, required)

☐ Normal ☐ Death ☐ Disability ☐ Divorce

OTHER TENDER OFFER CONSIDERATIONS

(select only one)

Our Unit repurchase plan contains limitations on the number of units that can be repurchased under the plan during any quarter. In addition to these limitations, we cannot guarantee that we will have sufficient funds to accommodate all repurchase requests made in any applicable repurchase period and we may elect to repurchase fewer units than have been requested in any particular quarter, or none at all. If the number of units subject to repurchase requests exceeds the then applicable limitations, or if we otherwise do not make all requested repurchases, each unitholder’s request will be reduced on a pro rata basis after we have repurchased all units for which repurchase has been requested due to death, disability or divorce. If repurchase requests are reduced on a pro rata basis after we have repurchased all units for which repurchase has been requested due to death, disability or divorce, you may elect (at the time of your repurchase request) to either withdraw your entire request for repurchase or have your request honored on a pro-rata basis. If you wish to have the remainder of your initial request repurchased, you must submit a new repurchase request, in the next repurchase period, for the remaining amount. Please select one of the following options below. If an option is not selected, your repurchase request will be processed on a pro-rata basis, if needed.

☐	Process my repurchase request on a pro-rata basis.

☐	Withdraw (do not process) my entire repurchase request if amount will be reduced on a pro-rata basis.

PART 4 – PAYMENT

Payments will be directed back to the account from which your subscription funds were debited. Contact your financial intermediary or account manager if you have any questions.

PART 5 – SIGNATURE(S)

The undersigned subscriber acknowledges that this request is subject to all the terms and conditions set forth in the Fund’s Memorandum and the Offer to Purchase and all capitalized terms used herein have the meaning as defined in the Fund’s Memorandum. This request is irrevocable except as described in the Offer to Purchase. The undersigned represents that the undersigned is the beneficial owner of the units in the Fund to which this repurchase request relates, or that the person signing this request is an authorized representative of the tendering unitholder.

In the case of joint accounts, each joint holder must sign this repurchase request. Requests on behalf of a foundation, partnership or any other entity should be accompanied by evidence of the authority of the person(s) signing.

Signature	Print Name of Authorized Signatory (and Title if applicable)	Date

Signature	Print Name of Authorized Signatory (and Title if applicable)	Date

(PAGE 3 of 3)

Letter of Transmittal

Regarding Units in Blackstone Private Equity Strategies Fund L.P.

For Clients of Merrill Lynch, Pierce, Fenner & Smith Incorporated

Tendered Pursuant to the Offer to Purchase

Dated January 2, 2025

Your Merrill Lynch Financial Advisor/Portfolio Manager must submit this Letter of Transmittal for processing by

11:59 p.m., Eastern Time, on February 3, 2025, unless the Offer is extended

Should you wish to participate in the Offer, please contact your Merrill Lynch Financial Advisor/Portfolio Manager who will enter the order and provide you with a customized Letter of Transmittal for your account. The Letter of Transmittal generated for your account will need to be signed and returned or delivered to your Merrill Lynch Financial Advisor/Portfolio Manager.

For additional information call your Merrill Lynch Financial Advisor/Portfolio Manager.

Dear Unitholder:

The undersigned hereby tenders to Blackstone Private Equity Strategies Fund L.P., a private fund that is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended (the “1940 Act”) and is organized as a Delaware limited partnership (the “Fund”), the limited partnership units in the Fund, either held directly or indirectly through Blackstone Private Equity Strategies Fund (TE) L.P. (the “Feeder”), or portion thereof held by the undersigned, described and specified below, on the terms and conditions set forth in the Offer to Purchase dated January 2, 2025 (the “Offer to Purchase”), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together with the Offer to Purchase constitute the “Offer”). The Tender and this Letter of Transmittal are subject to all the terms and conditions set forth in the Offer to Purchase, including, but not limited to, the absolute right of the General Partner to reject any and all tenders determined by it, in its sole discretion and subject to the Second Amended and Restated Limited Partnership Agreement dated as of March 12, 2024, as amended (the “Limited Partnership Agreement”), not to be in the appropriate form.

The undersigned hereby sells to the Fund the limited partnership units in the Fund or portion thereof tendered hereby pursuant to the Offer.

The undersigned hereby warrants that the undersigned has full authority to sell the limited partnership units in the Fund or portion thereof tendered hereby and that the Fund will acquire good title thereto, free and clear of all liens, charges, encumbrances, conditional sales agreements or other obligations relating to the sale thereof, and not subject to any adverse claim, when and to the extent the same are purchased by it. Upon request, the undersigned will execute and deliver any additional documents necessary to complete the sale in accordance with the terms of the Offer. The undersigned recognizes that under certain circumstances set forth in the Offer, the Fund may not be required to purchase any of the beneficial units of interest in the Fund or portions thereof tendered hereby.

A non-transferable, non-interest bearing promissory note for the purchase price will be issued to the undersigned if the Fund accepts for purchase the units tendered hereby. The undersigned acknowledges that SS&C GIDS, Inc., the Fund’s transfer agent, will hold the promissory note on behalf of the undersigned. The cash payment(s) of the purchase price for the limited partnership units in the Fund or portion thereof of the undersigned, as described in Section 6 “Purchases and Payment” of the Offer to Purchase, shall be wired to the account at your financial intermediary from which your subscription funds were debited.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and the obligation of the undersigned hereunder shall be binding on the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in Section 5 “Withdrawal Rights” of the Offer to Purchase, this tender is irrevocable.

(PAGE 1 of 6)

Instructions to Tendering Unitholder:

Please contact your Merrill Lynch Financial Advisor/Portfolio Manager who will enter the tender order and provide you with a customized Letter of Transmittal for your account. The Letter of Transmittal generated for your account will need to be signed and returned or delivered to your Merrill Lynch Financial Advisor/Portfolio Manager. For additional information, call your Merrill Lynch Financial Advisor/Portfolio Manager. If the unitholder chooses to fax the signed Letter of Transmittal (or otherwise deliver not in original form), it should mail the original Letter of Transmittal to its Merrill Lynch Financial Advisor/Portfolio Manager promptly after it is initially delivered (although the original does not have to be received before 11:59 p.m., Eastern Time, on February 3, 2025).

(PAGE 2 of 6)

Tender Offer

Signature Pages - U.S. Investors

Document No.:	Client Account No.:

These Tender Offer Request Signature Pages (or "Signature Pages") relate to the client's (the "Client") redemption or repurchase request from one or more investment funds (each, a "Fund"). The term "Fund" or "Funds" as used herein refers to each investment fund from which the Client is redeeming as set forth in the Signature Pages. The term "Interest" refers to any unit of participation, share, or other form of interest issued by a Fund.

Registration / Client Account Details

Account registration and address

Account classification | Taxpayer identification number | Account Number

Exempt payee code

Exemption from FATCA reporting code

FATCA classifications

SAMPLE USE ONLY

Document No.: 1 of 4 Client Account No.:

TENDER_0523

(PAGE 3 of 6)

Document No.: Client Account No.:

Request Tender / Redemption Details

Fund Name:				
Effective Date	Cut-off Date	Channel	Tender Type	Units (If Partial)
			☐ Full ☐ Partial	

Payment

Cash payments due pursuant to this request will be made directly to Merrill Lynch, Pierce, Fenner & Smith, Inc. or Private Bank, as indicated above, who will facilitate the distribution of proceeds into the Client's account.

Signature

By executing and submitting these Signature Pages, you acknowledge that this request is subject to all of the terms and conditions set forth in the Offer and the Letter of Transmittal. Except as stated in the Offer, this request is irrevocable. You acknowledge the absolute right of the Fund to reject any and all tenders, including those that the Fund determines, in its sole discretion, are not in the appropriate form. You represent that you are the beneficial owner of the Interests in the Fund to which this request relates, or that the person signing this request is an authorized representative of the redeeming investor.

SAMPLE USE ONLY

Document No.: 2 of 4 Client Account No.:

TENDER_0523

(PAGE 4 of 6)

Document No.: Client Account No.:

Internal Revenue Code Certification

Under penalties of perjury, by signature below, you hereby represent, warrant and certify as follows: (a) the Social Security/ Taxpayer ID Number set forth in these Signature Pages is your true, correct and complete Social Security/Taxpayer ID Number, and you are a U.S. citizen or other United States person (as defined in the instructions to IRS Form W-9); (b) you are not subject to backup withholding because (i) you are exempt from backup withholding, (ii) you have not been notified by the Internal Revenue Service that you are subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the Internal Revenue Service has notified you that you are no longer subject to backup withholding; and (c) if an exemption from the Foreign Account Tax Compliance Act (FATCA) reporting was on this document then you certify that the FATCA code(s) entered on this document, if any, indicating that you are exempt from FATCA reporting is correct.

Certification instructions.

☐ Check this box if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. **The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.**

If one or more of the signatories listed here does not need to sign on behalf of the account, cross out their name. This does not apply to joint accounts.

Signature 1:

Signature 1 Date

Signer's name *(please print)* Title

Signature 2:

Signature 2 Date

Signer's name *(please print)* Title

Signature 3:

Signature 3 Date

Signer's name *(please print)* Title

Signature 4:

Signature 4 Date

Signer's name *(please print)* Title

Signature 5:

Signature 5 Date

Signer's name *(please print)* Title

Signature 6:

Signature 6 Date

Signer's name *(please print)* Title

SAMPLE USE ONLY

Document No.: 3 of 4 Client Account No.:

TENDER_0523

(PAGE 5 of 6)

Document No.: Client Account No.:

Investment Professional Attestation

The undersigned Investment Professional hereby certifies that the Client is known to and is a Client of the Investment Professional, and the Investment Professional has had substantive discussions with the Client regarding the Client's investment objectives. The Investment Professional confirms that he/she has a reasonable basis for believing (i) that all of the representations made by the Client on these Signature Pages are true and correct, (ii) based on information obtained from the Client concerning the Client's investment objectives, other investments, financial situation and needs, and any other information known to the Investment Professional, that a tender, redemption or withdrawal from the Fund is suitable for the Client, and (iii) that the Client's contact information on record with the selling agent and as noted on these Signature Pages is true and correct. The Investment Professional confirmed that the Client is aware of the financial terms and risks applicable to a tender, redemption or withdrawal from the Fund and the specific class(es)/tranche(s) and series of Interests issued by each Fund in which the Client currently invests.

Investment Professional name | Production number / PB CAI number

Investment Professional signature | Date

SAMPLE USE ONLY

Document No.: 4 of 4 Client Account No.:

TENDER_0523

(PAGE 6 of 6)

Letter of Transmittal

Regarding Units in Blackstone Private Equity

Strategies Fund L.P. For Clients of Morgan Stanley

Smith Barney LLC Tendered Pursuant to the Offer to Purchase

Dated January 2, 2025

The Offer and withdrawal rights will expire on February 3, 2025 and this Letter of Transmittal must be received by

the Fund’s Transfer Agent, either by mail, email or by fax, by 11:59 p.m.,

Eastern Time, on February 3, 2025, unless the Offer is extended

Complete this Letter of Transmittal and follow the Transmittal

Instructions included herein

Dear Unitholders:

The undersigned hereby tenders to Blackstone Private Equity Strategies Fund L.P., a private fund that is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended (the “1940 Act”) and is organized as a Delaware limited partnership (the “Fund”), the limited partnership units in the Fund, either held directly or indirectly through Blackstone Private Equity Strategies Fund (TE) L.P. (the “Feeder”), or portion thereof held by the undersigned, described and specified below, on the terms and conditions set forth in the Offer to Purchase dated January 2, 2025 (the “Offer to Purchase”), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together with the Offer to Purchase constitute the “Offer”). The Tender and this Letter of Transmittal are subject to all the terms and conditions set forth in the Offer to Purchase, including, but not limited to, the absolute right of the Fund to reject any and all tenders determined by it, in its sole discretion, not to be in the appropriate form.

The undersigned hereby sells to the Fund the limited partnership units in the Fund or portion thereof tendered hereby pursuant to the Offer.

The undersigned hereby warrants that the undersigned has full authority to sell the limited partnership units in the Fund or portion thereof tendered hereby and that the Fund will acquire good title thereto, free and clear of all liens, charges, encumbrances, conditional sales agreements or other obligations relating to the sale thereof, and not subject to any adverse claim, when and to the extent the same are purchased by it. Upon request, the undersigned will execute and deliver any additional documents necessary to complete the sale in accordance with the terms of the Offer. The undersigned recognizes that under certain circumstances set forth in the Offer, the Fund may not be required to purchase any of the beneficial units of interest in the Fund or portions thereof tendered hereby.

A non-transferable, non-interest bearing promissory note for the purchase price will be issued to the undersigned if the Fund accepts for purchase the units tendered hereby. The undersigned acknowledges that SS&C GIDS, Inc., the Fund’s transfer agent, will hold the promissory note on behalf of the undersigned. The cash payment(s) of the purchase price for the limited partnership units in the Fund or portion thereof of the undersigned, as described in Section 6 “Purchases and Payment” of the Offer to Purchase, shall be wired to the account at your financial intermediary from which your subscription funds were debited.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and the obligation of the undersigned hereunder shall be binding on the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in Section 5 “Withdrawal Rights” of the Offer to Purchase, this tender is irrevocable.

(PAGE 1 of 3)

VALUATION DATE: March 31, 2025

TENDER OFFER EXPIRATION DATE: 11:59 p.m. (Eastern Time), February 3, 2025

PARTS 1, 2, 3, 4, AND 5 MUST BE COMPLETED AND IN GOOD ORDER IN ORDER TO PROCESS YOUR REQUEST

If You Invest In The Fund Through A Financial Intermediary Through Whom You Expect To Have Your Tender Offer Request Submitted, Please Allow For Additional Processing Time As The Letter of Transmittal Must Ultimately Be Received By The Fund’s Transfer Agent No Later Than 11:59 p.m. (Eastern Time) On The Expiration Date.

Please submit completed Repurchase Forms to Morgan Stanley’s Alternative

Investment Order Entry ticketing system.

PART 1 – NAME (AS IT APPEARS ON YOUR BLACKSTONE PRIVATE EQUITY STRATEGIES FUND L.P. STATEMENT) AND CONTACT INFORMATION

Fund Name:
Fund Account #:
Account Name/Registration:
Address:
City, State, Zip
Telephone Number:
Email Address:
Financial Intermediary Firm Name:
Financial Intermediary Account #:
Financial Advisor Name:
Financial Advisor Telephone #:

PART 2 – REQUESTED TENDER AMOUNT

Please select repurchase type by checking one of the boxes below. If you are requesting a partial repurchase, please provide a number of Units.

☐	Full Repurchase

☐	Partial Repurchase of # Class I Units (please only provide a number of Units, not a dollar amount)

☐	Partial Repurchase of # Class D Units (please only provide a number of Units, not a dollar amount)

☐	Partial Repurchase of # Class S Units (please only provide a number of Units, not a dollar amount)

PART 3 – REPURCHASE TYPE (Check one, required)

☐ Normal ☐ Death ☐ Disability ☐ Divorce

(PAGE 2 of 3)

OTHER TENDER OFFER CONSIDERATIONS

(select only one)

Our Unit repurchase plan contains limitations on the number of units that can be repurchased under the plan during any quarter. In addition to these limitations, we cannot guarantee that we will have sufficient funds to accommodate all repurchase requests made in any applicable repurchase period and we may elect to repurchase fewer units than have been requested in any particular quarter, or none at all. If the number of units subject to repurchase requests exceeds the then applicable limitations, or if we otherwise do not make all requested repurchases, each unitholder’s request will be reduced on a pro rata basis after we have repurchased all units for which repurchase has been requested due to death, disability or divorce. If repurchase requests are reduced on a pro rata basis after we have repurchased all units for which repurchase has been requested due to death, disability or divorce, you may elect (at the time of your repurchase request) to either withdraw your entire request for repurchase or have your request honored on a pro-rata basis. If you wish to have the remainder of your initial request repurchased, you must submit a new repurchase request, in the next repurchase period, for the remaining amount. Please select one of the following options below. If an option is not selected, your repurchase request will be processed on a pro-rata basis, if needed.

☐	Process my repurchase request on a pro-rata basis.

☐	Withdraw (do not process) my entire repurchase request if amount will be reduced on a pro-rata basis.

PART 4 – PAYMENT

Payments will be directed back to the account from which your subscription funds were debited. Contact your financial intermediary or account manager if you have any questions.

PART 5 – SIGNATURE(S)

The undersigned subscriber acknowledges that this request is subject to all the terms and conditions set forth in the Fund’s Memorandum and the Offer to Purchase and all capitalized terms used herein have the meaning as defined in the Fund’s Memorandum. This request is irrevocable except as described in the Offer to Purchase. The undersigned represents that the undersigned is the beneficial owner of the units in the Fund to which this repurchase request relates, or that the person signing this request is an authorized representative of the tendering unitholder.

In the case of joint accounts, each joint holder must sign this repurchase request. Requests on behalf of a foundation, partnership or any other entity should be accompanied by evidence of the authority of the person(s) signing.

Signature	Print Name of Authorized Signatory (and Title if applicable)	Date

Signature	Print Name of Authorized Signatory (and Title if applicable)	Date

(PAGE 3 of 3)

Letter of Transmittal

Regarding Units in Blackstone Private Equity Strategies Fund L.P. For Clients of

RBC Capital Markets LLC, Pershing LLC,

Charles Schwab & Co., Inc., National Financial Services LLC / Fidelity

Brokerage Services LLC, Goldman Sachs Custody Solutions, LPL Financial LLC,

Raymond James & Associates, Inc. and SEI Investments Company

Tendered Pursuant to the Offer to Purchase

Dated January 2, 2025

Your Custodian and/or Financial Advisor/Portfolio Manager, as

applicable, must submit this

Letter of Transmittal for processing by

11:59 p.m., Eastern Time, on February 3, 2025, unless the Offer is extended

Complete this Letter of Transmittal and follow the Transmittal

Instructions included herein

Dear Unitholders:

The undersigned hereby tenders to Blackstone Private Equity Strategies Fund L.P., a private fund that is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended (the “1940 Act”) and is organized as a Delaware limited partnership (the “Fund”), the limited partnership units in the Fund, either held directly or indirectly through Blackstone Private Equity Strategies Fund (TE) L.P. (the “Feeder”), or portion thereof held by the undersigned, described and specified below, on the terms and conditions set forth in the Offer to Purchase dated January 2, 2025 (the “Offer to Purchase”), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together with the Offer to Purchase constitute the “Offer”). The Tender and this Letter of Transmittal are subject to all the terms and conditions set forth in the Offer to Purchase, including, but not limited to, the absolute right of the General Partner to reject any and all tenders determined by it, in its sole discretion and subject to the Second Amended and Restated Limited Partnership Agreement dated as of March 12, 2024, as amended (the “Limited Partnership Agreement”), not to be in the appropriate form.

The undersigned hereby sells to the Fund the limited partnership units in the Fund or portion thereof tendered hereby pursuant to the Offer.

The undersigned hereby warrants that the undersigned has full authority to sell the limited partnership units in the Fund or portion thereof tendered hereby and that the Fund will acquire good title thereto, free and clear of all liens, charges, encumbrances, conditional sales agreements or other obligations relating to the sale thereof, and not subject to any adverse claim, when and to the extent the same are purchased by it. Upon request, the undersigned will execute and deliver any additional documents necessary to complete the sale in accordance with the terms of the Offer. The undersigned recognizes that under certain circumstances set forth in the Offer, the Fund may not be required to purchase any of the beneficial units of interest in the Fund or portions thereof tendered hereby.

A non-transferable, non-interest bearing promissory note for the purchase price will be issued to the undersigned if the Fund accepts for purchase the units tendered hereby. The undersigned acknowledges that SS&C GIDS, Inc., the Fund’s transfer agent, will hold the promissory note on behalf of the undersigned. The cash payment(s) of the purchase price for the limited partnership units in the Fund or portion thereof of the undersigned, as described in Section 6 “Purchases and Payment” of the Offer to Purchase, shall be wired to the account at your financial intermediary from which your subscription funds were debited.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and the obligation of the undersigned hereunder shall be binding on the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in Section 5 “Withdrawal Rights” of the Offer to Purchase, this tender is irrevocable.

(PAGE 1 of 3)

VALUATION DATE: March 31, 2025

TENDER OFFER EXPIRATION DATE: 11:59 p.m. (Eastern Time), February 3, 2025

PARTS 1, 2, 3, 4, AND 5 MUST BE COMPLETED AND IN GOOD ORDER IN ORDER TO PROCESS YOUR REQUEST

If You Invest In The Fund Through A Financial Intermediary Through Whom You Expect To Have Your Tender Offer Request Submitted, Please Allow For Additional Processing Time As The Letter of Transmittal Must Ultimately Be Received By The Fund’s Transfer Agent No Later Than 11:59 p.m. (Eastern Time) On The Expiration Date.

Please submit the completed form to your custodian and/or Financial Advisor/Portfolio Manager.

PART 1 – NAME (AS IT APPEARS ON YOUR BLACKSTONE PRIVATE EQUITY STRATEGIES FUND L.P. STATEMENT) AND CONTACT INFORMATION

Fund Name:
Fund Account #:
Account Name/Registration:
Address:
City, State, Zip
Telephone Number:
Email Address:
Financial Intermediary Firm Name:
Financial Intermediary Account #:
Financial Advisor Name:
Financial Advisor Telephone #:

PART 2 – REQUESTED TENDER AMOUNT

Please select repurchase type by checking one of the boxes below. If you are requesting a partial repurchase, please provide a number of Units.

☐	Full Repurchase

☐	Partial Repurchase of # Class I Units (please only provide a number of Units, not a dollar amount)

☐	Partial Repurchase of # Class D Units (please only provide a number of Units, not a dollar amount)

☐	Partial Repurchase of # Class S Units (please only provide a number of Units, not a dollar amount)

PART 3 – REPURCHASE TYPE (Check one, required)

☐ Normal  ☐ Death  ☐ Disability  ☐ Divorce

(PAGE 2 of 3)

OTHER TENDER OFFER CONSIDERATIONS

(select only one)

Our Unit repurchase plan contains limitations on the number of units that can be repurchased under the plan during any quarter. In addition to these limitations, we cannot guarantee that we will have sufficient funds to accommodate all repurchase requests made in any applicable repurchase period and we may elect to repurchase fewer units than have been requested in any particular quarter, or none at all. If the number of units subject to repurchase requests exceeds the then applicable limitations, or if we otherwise do not make all requested repurchases, each unitholder’s request will be reduced on a pro rata basis after we have repurchased all units for which repurchase has been requested due to death, disability or divorce. If repurchase requests are reduced on a pro rata basis after we have repurchased all units for which repurchase has been requested due to death, disability or divorce, you may elect (at the time of your repurchase request) to either withdraw your entire request for repurchase or have your request honored on a pro-rata basis. If you wish to have the remainder of your initial request repurchased, you must submit a new repurchase request, in the next repurchase period, for the remaining amount. Please select one of the following options below. If an option is not selected, your repurchase request will be processed on a pro-rata basis, if needed.

☐	Process my repurchase request on a pro-rata basis.

☐	Withdraw (do not process) my entire repurchase request if amount will be reduced on a pro-rata basis.

PART 4 – PAYMENT

Payments will be directed back to the account from which your subscription funds were debited. Contact your financial intermediary or account manager if you have any questions.

PART 5 – SIGNATURE(S)

The undersigned subscriber acknowledges that this request is subject to all the terms and conditions set forth in the Fund’s Memorandum and the Offer to Purchase and all capitalized terms used herein have the meaning as defined in the Fund’s Memorandum. This request is irrevocable except as described in the Offer to Purchase. The undersigned represents that the undersigned is the beneficial owner of the units in the Fund to which this repurchase request relates, or that the person signing this request is an authorized representative of the tendering unitholder.

In the case of joint accounts, each joint holder must sign this repurchase request. Requests on behalf of a foundation, partnership or any other entity should be accompanied by evidence of the authority of the person(s) signing.

Signature	Print Name of Authorized Signatory (and Title if applicable)	Date

Signature	Print Name of Authorized Signatory (and Title if applicable)	Date

(PAGE 3 of 3)

Letter of Transmittal

Regarding Units in Blackstone Private Equity Strategies Fund L.P.

For Clients of Citigroup Global Markets Inc.

Tendered Pursuant to the Offer to Purchase

Dated January 2, 2025

Your Citi Private Banker/Financial Advisor, as

applicable, must submit this

Letter of Transmittal for processing by

11:59 p.m., Eastern Time, on February 3, 2025, unless the Offer is extended

Complete this Letter of Transmittal and follow the Transmittal

Instructions included herein

Dear Unitholders:

The undersigned hereby tenders to Blackstone Private Equity Strategies Fund L.P., a private fund that is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended (the “1940 Act”) and is organized as a Delaware limited partnership (the “Fund”), the limited partnership units in the Fund, either held directly or indirectly through Blackstone Private Equity Strategies Fund (TE) L.P. (the “Feeder”), or portion thereof held by the undersigned, described and specified below, on the terms and conditions set forth in the Offer to Purchase dated January 2, 2025 (the “Offer to Purchase”), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together with the Offer to Purchase constitute the “Offer”). The Tender and this Letter of Transmittal are subject to all the terms and conditions set forth in the Offer to Purchase, including, but not limited to, the absolute right of the General Partner to reject any and all tenders determined by it, in its sole discretion and subject to the Second Amended and Restated Limited Partnership Agreement dated as of March 12, 2024, as amended (the “Limited Partnership Agreement”), not to be in the appropriate form.

The undersigned hereby sells to the Fund the limited partnership units in the Fund or portion thereof tendered hereby pursuant to the Offer.

The undersigned hereby warrants that the undersigned has full authority to sell the limited partnership units in the Fund or portion thereof tendered hereby and that the Fund will acquire good title thereto, free and clear of all liens, charges, encumbrances, conditional sales agreements or other obligations relating to the sale thereof, and not subject to any adverse claim, when and to the extent the same are purchased by it. Upon request, the undersigned will execute and deliver any additional documents necessary to complete the sale in accordance with the terms of the Offer. The undersigned recognizes that under certain circumstances set forth in the Offer, the Fund may not be required to purchase any of the beneficial units of interest in the Fund or portions thereof tendered hereby.

A non-transferable, non-interest bearing promissory note for the purchase price will be issued to the undersigned if the Fund accepts for purchase the units tendered hereby. The undersigned acknowledges that SS&C GIDS, Inc., the Fund’s transfer agent, will hold the promissory note on behalf of the undersigned. The cash payment(s) of the purchase price for the limited partnership units in the Fund or portion thereof of the undersigned, as described in Section 6 “Purchases and Payment” of the Offer to Purchase, shall be wired to the account at your financial intermediary from which your subscription funds were debited.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and the obligation of the undersigned hereunder shall be binding on the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in Section 5 “Withdrawal Rights” of the Offer to Purchase, this tender is irrevocable.

(PAGE 1 of 3)

VALUATION DATE: March 31, 2025

TENDER OFFER EXPIRATION DATE: 11:59 p.m. (Eastern Time), February 3, 2025

PARTS 1, 2, 3, 4, AND 5 MUST BE COMPLETED AND IN GOOD ORDER IN ORDER TO PROCESS YOUR REQUEST

If You Invest In The Fund Through A Financial Intermediary Through Whom You Expect To Have Your Tender Offer Request Submitted, Please Allow For Additional Processing Time As The Letter of Transmittal Must Ultimately Be Received By The Fund’s Transfer Agent No Later Than 11:59 p.m. (Eastern Time) On The Expiration Date.

Please submit the completed tender paperwork to your Citi Private Banker/Financial Advisor for processing.

PART 1 – NAME (AS IT APPEARS ON YOUR BLACKSTONE PRIVATE EQUITY STRATEGIES FUND L.P. STATEMENT) AND CONTACT INFORMATION

Fund Name:
Fund Account #:
Account Name/Registration:
Address:
City, State, Zip
Telephone Number:
Email Address:
Financial Intermediary Firm Name:
Financial Intermediary Account #:
Financial Advisor Name:
Financial Advisor Telephone #:

PART 2 – REQUESTED TENDER AMOUNT

Please select repurchase type by checking one of the boxes below. If you are requesting a partial repurchase, please provide a number of Units.

☐	Full Repurchase

☐	Partial Repurchase of # Class I Units (please only provide a number of Units, not a dollar amount)

☐	Partial Repurchase of # Class D Units (please only provide a number of Units, not a dollar amount)

☐	Partial Repurchase of # Class S Units (please only provide a number of Units, not a dollar amount)

PART 3 – REPURCHASE TYPE (Check one, required)

☐ Normal  ☐ Death  ☐ Disability  ☐ Divorce

(PAGE 2 of 3)

OTHER TENDER OFFER CONSIDERATIONS

(select only one)

Our Unit repurchase plan contains limitations on the number of units that can be repurchased under the plan during any quarter. In addition to these limitations, we cannot guarantee that we will have sufficient funds to accommodate all repurchase requests made in any applicable repurchase period and we may elect to repurchase fewer units than have been requested in any particular quarter, or none at all. If the number of units subject to repurchase requests exceeds the then applicable limitations, or if we otherwise do not make all requested repurchases, each unitholder’s request will be reduced on a pro rata basis after we have repurchased all units for which repurchase has been requested due to death, disability or divorce. If repurchase requests are reduced on a pro rata basis after we have repurchased all units for which repurchase has been requested due to death, disability or divorce, you may elect (at the time of your repurchase request) to either withdraw your entire request for repurchase or have your request honored on a pro-rata basis. If you wish to have the remainder of your initial request repurchased, you must submit a new repurchase request, in the next repurchase period, for the remaining amount. Please select one of the following options below. If an option is not selected, your repurchase request will be processed on a pro-rata basis, if needed.

☐	Process my repurchase request on a pro-rata basis.

☐	Withdraw (do not process) my entire repurchase request if amount will be reduced on a pro-rata basis.

PART 4 – PAYMENT

Payments will be directed back to the account from which your subscription funds were debited. Contact your financial intermediary or account manager if you have any questions.

PART 5 – SIGNATURE(S)

The undersigned subscriber acknowledges that this request is subject to all the terms and conditions set forth in the Fund’s Memorandum and the Offer to Purchase and all capitalized terms used herein have the meaning as defined in the Fund’s Memorandum. This request is irrevocable except as described in the Offer to Purchase. The undersigned represents that the undersigned is the beneficial owner of the units in the Fund to which this repurchase request relates, or that the person signing this request is an authorized representative of the tendering unitholder.

In the case of joint accounts, each joint holder must sign this repurchase request. Requests on behalf of a foundation, partnership or any other entity should be accompanied by evidence of the authority of the person(s) signing.

Signature	Print Name of Authorized Signatory (and Title if applicable)	Date

Signature	Print Name of Authorized Signatory (and Title if applicable)	Date

(PAGE 3 of 3)